SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ___________

                                    FORM 8-K
                                   ___________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 16, 2005

                              GREAT WEST GOLD, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



       WYOMING                       000-24262                   91-1363905
  (STATE OR OTHER               (COMMISSION FILE NO.)           (IRS EMPLOYEE
  JURISDICTION OF                                            IDENTIFICATION NO.)
 INCORPORATION OR
   ORGANIZATION)

                            3131 East Camelback Road
                                    Suite 200
                                     Phoenix
                                  Arizona 85016
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (877) 576-0277
                            (ISSUER TELEPHONE NUMBER)


                           (FORMER NAME AND ADDRESS)

       ===============================================================

FORWARD LOOKING STATEMENTS This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 15, 2005 (the "Effective Date"), pursuant to a Stock Purchase Agreement (the "Agreement") by and among Great West Gold, Inc., a Wyoming corporation ("Great West") and Copperstone Mining, Inc. a Wyoming corporation, Great West sold all of its shares of its wholly owned subsidiary, Copperstone Mining Limited, to Copperstone Mining, Inc. in consideration for 200,000,000 shares of the Copperstone Mining, Inc. common stock.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Agreement, Great West sold all of the outstanding shares of Copperstone Mining Limited for a total of 200,000,000 shares of Copperstone Mining, Inc.'s common stock. Copperstone Mining Limited owns 100% of certain mineral rights located on approximately 5,760 acres in LaPaz County in Arizona. The South Copperstone claim block is immediately south of the Copperstone property, which it adjoins. The western edge has exposed bedrock consisting of banded quartz latite flows intruded by granite. The regional geological setting is dominated by detachment faults of Tertiary age, as well as younger high angle normal faults. Gold mineralization at the existing Copperstone mine (presently owned by American Bonanza) occurs in northwest-striking, moderate-to-shallow dipping fault zones within a package of Triassic sediments and Jurassic quartz latite volcanics.

Pursuant to the Agreement, the 200,000,000 Copperstone Mining, Inc shares were issued to Great West in the following manner: 102,000,000 shares to Western Diversified Mining Resources, Inc. a wholly owned subsidiary of Great West and the balance of 98,000,000 shares to the shareholders of Great West Gold.

ITEM 8.01 OTHER EVENTS

On November 16, 2005, Great West agreed to distribute its 98,000,000 shares of Copperstone Mining, Inc. to its shareholders of record as of December 2, 2005. Such shares shall be issued to the shareholders of record pro rata so that for each share of Great West Gold, Inc. common stock owned on the record date.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)         Financial Statements of Business Acquired.


            Not Applicable

(b)         Pro Forma Financial Information.


            Not Applicable

(c)         Exhibits.


10.1        Stock  Purchase  Agreement  dated  November 15, 2005  between
            Copperstone Mining, Inc. and Great West Gold,     Inc.

10.2 Project Acquisition Agreement dated October 7, 2005 between Copperstone Mining, Inc. and Searchlight Exploration, LLC.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                  GREAT WEST GOLD, INC.

                  By: /s/ Richard Axtell
                      ------------------
                      Richard Axtell
                      President


Dated: November 16, 2005